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                                                                   Exhibit 10.74





                   ASSIGNMENT OF LEASE, RENTS AND GUARANTEE

                                     from

                    HANOVER EQUIPMENT TRUST 2001B, Assignor

                                      to

              WILMINGTON TRUST FSB, as Collateral Agent, Assignee

                                August 31, 2001
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                               TABLE OF CONTENTS

                                                                            Page

                            SECTION 1. DEFINITIONS

1.1  Defined Terms.........................................................  1

                         SECTION 2. EQUIPMENT AND TERM

2.1  Equipment.............................................................  1
2.2  Lease Term............................................................  1
2.3  Title.................................................................  1

                                SECTION 3. RENT

3.1  Rent..................................................................  2
3.2  Supplemental Rent.....................................................  2

                             SECTION 4. WARRANTIES

4.1  Warranties............................................................  2

                          SECTION 5. QUIET ENJOYMENT

5.1  Quiet Enjoyment.......................................................  3

                             SECTION 6. NET LEASE

6.1  Net Lease; No Setoff; Ect.............................................  3
6.2  No Termination or Abatement...........................................  4

                       SECTION 7. OWNERSHIP OF EQUIPMENT

7.1  Ownership of the Equipment............................................  4

                       SECTION 8. CONDITION OF EQUIPMENT

8.1  Disclaimer of Warranties..............................................  6
8.2  Possession and Use of the Equipment...................................  7

                             SECTION 9. COMPLIANCE

9.1  Compliance with Legal Requirements and Insurance Requirements.........  7
9.2  Environmental Matters.................................................  7

            SECTION 10. MAINTENANCE, REPAIR AND RETURN REQUIREMENTS


                                       i


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10.1  Maintenance and Repair...............................................   8
10.2  Return Requirements..................................................   9
10.3  Right of Inspection and Location.....................................  10

                           SECTION 11. MODIFICATIONS

11.1  Modifications........................................................  10

                               SECTION 12. TITLE

12.1  Warranty of Title....................................................  11
12.2  Indentification......................................................  11

                        SECTION 13. PERMITTED CONTESTS

13.1  Permitted Contests Other Than in Respect of Impositions..............  12

                             SECTION 14. INSURANCE

14.1  Public Liability and Worker's Compensation Insurance.................  12
14.2  Hazard and Other Insurance...........................................  12
14.3  Coverage.............................................................  13

                     SECTION 15. CONDEMNATION AND CASUALTY

15.1  Casualty and Condemnation............................................  14

                         SECTION 16. LEASE TERMINATION

16.1  Termination upon Certain Events......................................  15
16.2  Procedures...........................................................  15

                              SECTION 17. DEFAULT

17.1  Lease Events of Default..............................................  16
17.2  Final Liquidated Damages.............................................  17
17.3  Remedies.............................................................  17
17.4  Additional Remedies..................................................  19
17.5  Proceeds of Sale; Deficiency.........................................  19
17.6  Waiver of Certain Rights.............................................  19
17.7  Assignment of Rights Under Contracts.................................  19

                      SECTION 18. LESSOR'S RIGHT TO CURE

18.1  Lessor's Right to Cure Lessee's Lease Defaults.......................  20

                         SECTION 19. LEASE TERMINATION

19.1  Provisions Relating to Lessee's Termination of this Lease or
      Exercise of Purchase Option..........................................  20

                        SECTION 20. PURCHASE OF OPTION

20.1  Purchase Option......................................................  20
20.2  Expiration Date Purchase Option......................................  22
20.3  Obligation to Purchase All Equipment.................................  22

                         SECTION 21. SALE OF EQUIPMENT

21.1  Sale Procedure.......................................................  23
21.2  Application of Proceeds of Sale......................................  23
21.3  Indemnity for Excessive Wear.........................................  24
21.4  Appraisal Procedure..................................................  24
21.5  Certain Obligations Continue.........................................  24

                           SECTION 22. HOLDING OVER

22.1  Holding Over.........................................................  24

                           SECTION 23. RISK OF LOSS

23.1  Risk of Loss.........................................................  25

                     SECTION 24. SUBLETTING AND ASSIGNMENT


24.1  Subletting and Assignment............................................  25
24.2  Subleases or Licenses................................................  25

                       SECTION 25. ESTOPPEL CERTIFICATES

25.1  Estoppel Certificates................................................  25

                             SECTION 26. NO WAIVER

26.1  No Waiver............................................................  26

                      SECTION 27. ACCEPTANCE OF SURRENDER

27.1  Acceptance of Surrender..............................................  26

         SECTION 28. OWNERSHIP, GRANT OF SECURITY INTEREST AND FURTHER
                                  ASSURANCES

28.1  Grant of Security Interests..........................................  26
28.2  UCC Remedies.........................................................  27
28.3  Deficiency...........................................................  28
28.4  Trustee's Appointment as Attorney-in-Fact; Trustee's Performance
      of Lessee's Obligations..............................................  28

                              SECTION 29. NOTICES

29.1  Notices.............................................................  29

                           SECTION 30. SUBSTITUTION

30.1  Substitution........................................................  31

                           SECTION 31. SUBORDINATION

31.1  Agreement to Subordinate............................................  33
31.2  Liquidation, Dissolution, Bankruptcy................................  33
31.3  Default on Guarantor Senior Indebtedness of Lessee..................  34
31.4  Acceleration of Payment of Rent.....................................  34
31.5  When Rents Must be Paid Over........................................  34
31.6  Subrogation.........................................................  35
31.7  Relative Rights.....................................................  35
31.8  Subordination May Not Be Impaired by Lessee.........................  35
31.9  Distribution or Notice to Representative............................  35
31.10 Section 31 Not to Prevent Events of Default or
      Limit Right to Accelerate...........................................  35
31.11 Reliance by Holders of Guarantor Senior Indebtedness
      on Subordination Provisions.........................................  35

                           SECTION 32. MISCELLANEOUS

32.1  Miscellaneous.......................................................  36
32.2  Amendments and Modifications........................................  36
32.3  Successors and Assigns..............................................  36
32.4  Headings and Table of Contents......................................  36
32.5  Counterparts........................................................  36
32.6  GOVERNING LAW.......................................................  36
32.7  Limitations on Recourse.............................................  36
32.8  Priority............................................................  37

Description of Equipment........................................... Schedule A
Form of Lease Supplement...........................................  Exhibit A

                    ASSIGNMENT OF LEASE, RENTS AND GUARANTEE

                  THIS ASSIGNMENT OF LEASE, RENTS AND GUARANTEE dated as of August 31, 2001 (this "Assignment"), made by HANOVER EQUIPMENT TRUST 2001B, a Delaware business trust (the "Assignor"), to WILMINGTON TRUST FSB, a federal savings bank, in its capacity as Collateral Agent (in such capacity, "Assignee") under the Indenture dated as of the date hereof (as amended, supplemented or otherwise modified from time to time, the "Indenture") among the Assignor, Wilmington Trust FSB, as Indenture Trustee, and the Hanover Guarantors, and under the Participation Agreement (as defined below), for the first priority benefit of the Securityholders and the second priority benefit of the Certificate Holders.


                              Preliminary Statement

                  A. On the date hereof, the Assignor and Hanover Compression Limited Partnership (the "Lessee") entered in a Lease whereby the Assignor agreed to lease certain Equipment to the Lessee. Simultaneously with the execution of the Lease, the Guarantors entered into the Hanover Guarantee which, among other obligations, guarantees all of the Lessee's obligations under the Lease.

                  B. Pursuant to the Indenture, the Securityholders have agreed to advance to the Assignor in an aggregate amount not to exceed $250,000,000 upon the terms and subject to the conditions set forth therein, to be evidenced by the Securities issued by the Assignor under the Indenture.

                  C. Pursuant to the Trust Agreement and the Participation Agreement, the Certificate Holders have agreed to make the Certificate Holder Contributions to the Assignor in an aggregate amount not to exceed $7,750,000 upon the terms and subject to the conditions set forth therein, to be evidenced by Certificates issued by Assignor under the Trust Agreement.

                  D. It is a condition, among others, to the obligation of the Securityholders to purchase Securities and the Certificate Holders to make Certificate Holder Contributions to the Assignor that the Assignor shall have executed and delivered, and the Lessee and the Guarantors shall have consented to, this Assignment to the Assignee for the ratable benefit of, first, the Securityholders and thereafter the Certificate Holders.

                  NOW, THEREFORE, in consideration of the foregoing, the parties hereto agree as follows:

                  1. Defined Terms. Capitalized terms used but not otherwise defined in this Assignment shall have the respective meanings specified in Annex A to the Participation Agreement dated as of the date hereof among the Lessor, the Lessee, the Certificate Holders, the Hanover Guarantors, the Indenture Trustee and the Trust Company, as such Participation Agreement may be amended, supplemented or otherwise modified from time to time. A copy of the Participation Agreement or of the other agreements referenced herein or therein may be obtained from any of the parties hereto at the addresses set forth herein.

                  2. Assignment. The Assignor hereby irrevocably assigns, transfers, sets over and conveys to the Assignee, all the following-described property relating to or arising in connection with the Equipment, whether now owned or held or hereafter acquired, exclusively and without any reservation thereof unto the Assignor:

                  (a) Subject to Section 7 hereof, all of the estate, right, title, interest, benefits, powers and privileges of the Assignor, as lessor, under the Lease, as the Lease is supplemented from time to time pursuant to one or more Lease Supplements, including, without limitation, (i) the immediate and continuing right to make claim for, receive, collect and receipt for all rents, income, revenues, issues, profits, insurance proceeds, sales proceeds and other sums payable to or receivable by the Assignor under the Lease, or pursuant to any provisions thereof, whether as rent or as the purchase price or termination payment for any interest in the Equipment or otherwise (including, without limitation, the Final Rent Payment, the Purchase Option Price, Equity Proceeds Purchase Price, Control Purchase Price, Excess Proceeds Purchase Price, Termination Value, Basic Rent, Supplemental Rent, Certificate Holder Yield and any sales proceeds payable to the Assignor pursuant to the Lease) (collectively, the "Lease Rents"), including all cash, securities or letters of credit, if any, delivered or deposited pursuant thereto to secure performance by the Lessee of its obligations thereunder, (ii) the right and power (which right and power are coupled with an interest) upon the purchase by the Lessee of the interest of the Assignor in the Equipment in accordance with the Lease to execute and deliver as irrevocable agent and attorney-in-fact of the Assignor an appropriate instrument necessary to convey the interest of the Assignor therein, or to pay over or assign to the Assignee those sums to which it is entitled if the Lessee becomes obligated to purchase the interest of the Assignor in the Equipment and to perform all other necessary or appropriate acts as said agent and attorney-in-fact with respect to any such purchase and conveyance, (iii) the right to perform all other necessary or appropriate acts as said agent and attorney-in-fact with respect to any purchase or conveyance referred to in clause (ii) above, (iv) the right to declare the Lease to be in default under
Section 17.1 thereof, (v) the right to exercise remedies under or with respect to the Lease, (vi) the right to make all waivers and agreements on behalf of the Assignor under the Lease provided for or permitted under the Lease, (vii) the right to give all notices, consents, releases and other instruments provided under the Lease, (viii) the right to give all notices of default and to take all action upon the happening of a Lease Default or a Lease Event of Default, including the commencement, conduct and consummation of proceedings as shall be permitted under any provision of the Lease, or by law or in equity, (ix) the right to receive all notices, certificates, financial statements and other documents sent to the Assignor under the Lease, (x) the Assignor's interest under the Lease in the Lessee's tangible and intangible property used or arising in connection with the Equipment, including, but not limited to, permits, licenses, contract rights and prepaid expenses, (xi) the grant of lien and security interest by the Lessee pursuant to the Lease; and (xii) the right to do any and all other things whatsoever which the Assignor is or any lessor or mortgagor or secured party is, or may be entitled to do under the Lease; provided that the Assignor shall retain, and the Lease Rents shall not include, the Excepted Payments and the Lessor shall retain, and the rights and powers assigned herein shall in no event include, the Excepted Rights and shall be subject to the Shared Rights.

                  (b) All of the estate, right, title, interest, benefits,
powers and privileges of the Assignor in, to and under all other leases, subleases or licenses of the Equipment, any license,
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                                                                               3


concession, management or other agreements of a similar kind that permit the use or occupancy of the Equipment or any part thereof for any purpose in return for any payment, now or hereafter entered into by the Assignor (collectively, the "Other Leases" and, together with the Lease, the "Leases"), together with all estate, rights, title, interest, benefits, powers and privileges of the Assignor, as lessor, under the Other Leases including the immediate and continuing right to make claim for, receive, collect and receipt for all charges, fees, income, issues, profits, receipts, rents, revenues or royalties payable under any of the Other Leases (collectively, the "Other Lease Rents") and all estate, right, title and interest of the Assignor thereunder, including all cash, securities or letters of credit, if any, delivered or deposited thereunder to secure performance by the lessees under Other Leases of their obligations thereunder; provided that the Assignor shall retain, and the Lease Rents shall not include, the Excepted Payments and the Lessor shall retain and the rights and powers assigned herein shall in no event include the Excepted Rights and shall be subject to the Shared Rights.

                  (c) All of the estate, right, title, interest, benefits, powers and privileges of the Assignor, to and under all agreements or contracts for the sale or other disposition of all or any part of the Equipment, now or hereafter entered into by the Assignor (collectively, the "Contracts"), together with all estate, rights, title, interest, benefits, powers and privileges of the Assignor under the Contracts including, without limitation, the immediate and continuing right to make claim for, receive, collect and receipt for all charges, fees, income, issues, profits, receipts, rents, revenues or royalties payable under any of the Contracts (collectively, the "Contract Rents" and, together with the Lease Rents and the Other Lease Rents, the "Rents" ) and all right, title and interest of the Assignor thereunder, including all cash, securities or letters of credit, if any, deposited thereunder to secure performance by the obligors of their obligations thereunder; provided that the Assignor shall retain, and the Lease Rents shall not include, the Excepted Payments and the Lessor shall retain and the rights and powers assigned herein shall in no event include the Excepted Rights and shall be subject to the Shared Rights.

                  (d) All of the estate, right, title, interest, benefits, powers and privileges of the Assignor under the Hanover Guarantee including, without limitation, (i) the immediate and continuing right to make claim for, receive, collect and receipt for all Guaranteed Obligations and other sums payable to or receivable by the Assignor under the Hanover Guarantee, or pursuant to any provisions thereof, (ii) the right to exercise remedies under or with respect to the Hanover Guarantee, (iii) the right to make all waivers and agreements on behalf of the Assignor under the Hanover Guarantee provided for or permitted under the Hanover Guarantee, (iv) the right to give all notices, consents, releases and other instruments provided under the Hanover Guarantee, and (v) the right to give all notices of default and to take all action as shall be permitted under any provision of the Hanover Guarantee or by law or in equity; provided that the Assignor shall retain the Excepted Payments and the Lessor shall retain, and the rights and powers assigned herein shall in no event include, the Excepted Rights and shall be subject to the Shared Rights.

                  (e) All of the right, title and interest of the Assignor in and to all claims and rights to the payment of money at any time arising in connection with any repudiation, rejection or breach of the Lease by the Lessee or a trustee or receiver of the Lessee (whether pursuant to the Lease, the Hanover Guarantee or any Other Lease by any lessee thereunder, trustee or receiver of any such lessee) under any insolvency statute, law or regulation, including all rights to recover damages arising out of such breach or rejection, all rights to charges payable by the Lessee or such trustee or receiver (or by such lessee, trustee or receiver) in respect of the Equipment or any portions thereof following rejection, repudiation or disaffirmance of the Lease or following the entry of an order for relief under any insolvency statute, law or regulation in respect of the Lessee (or such lessee) and all rentals and other charges outstanding under the Lease (or Other Lease) as of the date of entry of such order for relief; provided that the Assignor shall retain and the Lease Rents shall not include, the Excepted Payments and the Lessor shall retain and the rights and powers assigned herein shall in no event include, the Excepted Rights and shall be subject to the Shared Rights.

The Assignor hereby agrees that any action taken by Assignee (or its designee) pursuant to this Assignment shall be exclusive, and no party relying on such action of the Assignee (or such designee) pursuant hereto shall be required to obtain the concurrence or consent of the Assignor to such action or to a request for such action. The Assignor further agrees that this Agreement shall not relieve Assignor from any obligations it may have as lessor under the Lease.

                  3. Receipt of Payments. The Assignor hereby irrevocably designates the Assignee (or its designee) to receive all payments of (i) the Lease Rents, the Other Lease Rents and the Contract Rents and any other sums payable to the Assignor under the Lease, any Other Lease or any Contract and
(ii) all Guaranteed Obligations and any other sums payable to the Assignor under the Hanover Guarantee. The Assignor agrees to direct (and hereby directs) the Lessee, any other lessees and any contracting parties to deliver to the Assignee (or its designee), at its address provided herein or at such other address or to such other Person as the Assignee shall designate, all such payments and sums on account of the Rents, and no delivery thereof by the Lessee, such other lessee or such contracting party shall be of any force or effect unless made to the Assignee (or its designee), as herein provided. The Rents shall for all purposes be considered the property of the Assignee and not of the Assignor, whether before or after the occurrence of an Event of Default.

The Assignor shall at all times retain the right, but not to the exclusion of the Assignee, (A) to receive from the Lessee all notices, certificates and other documents and all information that the Lessee is permitted or required to give or furnish to the "Lessor" pursuant to the Lease, the Participation Agreement or any other Operative Document, (B) to inspect the Equipment, (C) to retain all rights with respect to insurance that Section 14 of the Lease specifically confers upon the "Lessor", (D) to provide such insurance as the Lessee shall have failed to maintain or as the Assignor may desire and (E) to enforce compliance by the Lessee with the provisions of Section 8, 9, 10, 11 and 14 of the Lease.


                  4. Receipt of Notices. The Assignor hereby designates the Assignee (or its designee) to receive (in addition to, and not to the exclusion of, the Assignor) duplicate originals or copies of all notices, undertakings, demands, statements, documents, financial statements and other communications which the Lessee, the Guarantors, any other lessee or any contracting party is required or permitted to give, make, deliver to or serve pursuant to the Lease, the Hanover Guarantee, any Other Lease or any Contract. The Assignor agrees to direct (and hereby directs) the Lessee, the Guarantors, and such other lessees and contracting parties to deliver to the Assignee (or its designee), at its address provided herein or at such other address or to such other Person as the Assignee shall designate, duplicate originals or copies of all such notices, undertakings, demands, statements, documents, financial statements and other communications, and no delivery thereof by the Lessee, the Guarantors, such other lessee or such contracting party shall be of any force or effect unless made to the Assignor and also made to the Assignee (or its designee), as herein provided. The Assignor further agrees that upon receipt by the Assignor of any such notices, undertakings, demands, statements, documents, financial statements and other communications, the Assignor shall promptly deliver copies thereof to the Assignee unless the Assignor shall reasonably believe that the Assignee has already received such copies.

                  5. Irrevocability; Supplemental Instruments. The Assignor agrees that this Assignment and the designation and direction to the Lessee set forth in Sections 3 and 4 of this Assignment are irrevocable and that it will not take any action as lessor under the Lease, or under the Hanover Guarantee, or otherwise which is inconsistent with this Assignment and that any action, assignment, designation or direction inconsistent herewith shall be void. The Assignor will from time to time execute and deliver all instruments of further assurance and do such further acts as may be necessary or proper to carry out more effectively the purpose of this Assignment.

                  6. Validity. The Assignor represents and warrants and covenants to the Assignee that (i) the Assignor has not assigned or executed any assignment of, and will not assign or execute any assignment of its interest in the Lease, of the Hanover Guarantee, of any Other Lease, of any Contract or of any Rents or of any other subject matter of this Assignment to anyone other than the Assignee and any assignment, designation or direction by the Assignor inconsistent herewith shall be void, (ii) no Lease Event of Default has occurred and is continuing and (iii) the Assignor has not done any act or executed any document that impairs the rights of the Assignee to the Lease or the Lease Rents or to the Hanover Guarantee under this Assignment.

                  7. The Assignor Remains Liable. While the assignment made hereby is present, direct, absolute and continuing, it has been made for the purpose of providing the Assignee with security for the performance of the Assignor's obligations under the Indenture, the Securities, the Participation Agreement and the other Operative Agreements to which it is a party and the execution and delivery hereof shall not impair or diminish in any way the obligations of the Assignor under the Lease or impose any of such obligations on the Assignee. Neither the Assignee nor its designee shall be responsible or liable for performing any of the obligations of the Assignor under the Lease, any Other Lease or any Contract, for any waste by the Lessee or others, for any dangerous or defective conditions of the Equipment, for negligence in the management, upkeep, repair or control of the Equipment or any other act or omission by any other Person. Nothing contained herein shall operate or be construed to (i) obligate the Assignee (or its designee) to assume the obligations of the Assignor under the Lease, any Other Lease or any Contract, to perform any of the terms and conditions contained in the Lease, any Other Lease or any Contract or otherwise to impose any obligation upon the Assignee with respect to the Lease, any Other Lease or any Contract or (ii) place upon the Assignee (or its designee) any responsibility for the operation, control, care, management or repair of any of the Equipment or any part thereof. Subject at all times to the terms and conditions of this Assignment, the

Assignor will at all times promptly and faithfully perform in all respects, or cause to be performed in all respects, all of its covenants, conditions and agreements contained in the Lease, any Other Lease or any Contract now or hereafter existing on the part of the Assignor to be kept and performed.

                  8. Amendments; Lessee's Consent. The Assignor will not enter into any agreement subordinating, amending, extending or terminating the Lease or the Hanover Guarantee, or any waiver of the terms thereof, without the prior written consent thereto of the Assignee, which consent may be withheld in Assignee's sole discretion, and any such attempted waiver, subordination, amendment, modification, extension or termination without such consent shall be void. If the Lease, the Hanover Guarantee, any Other Lease or any Contract shall be amended, it shall continue to be subject to the provisions hereof without the necessity of any further act by any of the parties hereto. The Assignor and the Assignee hereby consent to the provisions of Lessee's and Guarantor's Consent attached to this Assignment and agree to be bound thereby.

                  9. Absolute Assignment. The Assignor has, subject to and in accordance with the terms and conditions of this Assignment, assigned and transferred unto the Assignee all of the Assignor's right, title and interest in and to Rents now or hereafter arising from (i) the Lease, any Other Lease or any Contract heretofore or hereafter made or agreed to by the Assignor and (ii) the Hanover Guarantee, it being intended to establish an absolute transfer and assignment, subject to and in accordance with the terms and conditions of this Assignment, of all such Rents, Guaranteed Obligations, the Lease, the Hanover Guarantee, the Other Leases and the Contracts to the Assignee and not merely to grant a security interest therein. Subject to the terms of the Lease and Lessee's rights thereunder, the Assignee (or its designee) may in the Assignor's name and stead operate the Equipment and rent, lease or let all or any portion of the Equipment to any party or parties at such rental and upon such terms as the Assignee (or its designee) shall, in its discretion, determine.

                  10. Ongoing Right to Collect Rents; Receivers. If notwithstanding the terms of this Assignment, a petition or order for sequestration of rents, or the appointment of a receiver or some similar judicial action or order is deemed required under applicable state law to allow the Assignee to continue to collect the moneys described in paragraphs 2 (a),
(b), (c), (d) and (e) of this Assignment, then it is agreed by the Assignor that any proof of claim or similar document filed by the Assignee in connection with the breach or rejection of the Lease by the Lessee thereunder or the trustee of any lessee under any federal or state insolvency statute shall for the purpose of perfecting the Assignee' s rights conferred in said paragraph 2(e) and to the extent permitted under applicable law be deemed to constitute action required under such state law. Upon the occurrence and during the continuance of an Event of Default, the Assignor hereby consents to the appointment of a receiver for any or all of the Equipment as a matter of right and without any requirement for notice to the Assignor and without regard to the solvency of the Assignor or to the collateral that may be available for the satisfaction of the Securities and all other obligations under the Indenture and the other Operative Agreements.

                  11. Amendment. This Assignment may not be amended or otherwise modified except by a writing signed by the Assignor and the Assignee in accordance with the terms of the Indenture and the Participation Agreement.

                  12. Notices. All notices, demands, requests, consents, approvals and other instruments under this Assignment shall be made in accordance with the notice provisions of the Participation Agreement.

                  13. Successors and Assigns. All covenants, agreements, representations and warranties in this Assignment by the Assignor and the Assignee shall bind, and shall inure to the benefit of and be enforceable by, their respective successors and permitted assigns.

                  14. Severability. If any provision or provisions, or if any portion of any provision or provisions, in this Assignment is found by a court of law of competent jurisdiction to be in violation of any local, state or Federal ordinance, statute, law, administrative or judicial decision, or public policy, and if such court should declare such portion, provision or provisions to be illegal, invalid, unlawful, void or unenforceable as written, then it is the intent of the parties hereto that such portion, provision or provisions shall be given force to the fullest possible extent that they are legal, valid and enforceable, that the remainder of this Assignment shall be construed as if such illegal, invalid, unlawful, void or unenforceable portion, provision or provisions were not contained therein, and that the obligations of the Assignor under the remainder of this Assignment shall continue in full force and effect.

                  15. Governing Law. THIS ASSIGNMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, EXCEPT AS TO MATTERS RELATING TO THE CREATION OF LIENS AND THE EXERCISE OF REMEDIES WITH RESPECT THERETO, WHICH SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE IN WHICH THE EQUIPMENT IS LOCATED.

                  16. Obligations Are Without Recourse. Anything to the contrary herein notwithstanding, the Assignor's liability for any sums due hereunder shall be limited in accordance with Section 9.8 of the Indenture.

                  17. Counterparts. This Assignment may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

                  IN WITNESS WHEREOF, the Assignor has caused this Assignment to be duly executed as of the day and year first above written.

                                       HANOVER EQUIPMENT TRUST 2001B

                                       By: Wilmington Trust Company, not in its
                                       individual capacity but solely as Trustee


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:

                   By execution of this Assignment, the Certificate Holders hereby irrevocably assign, transfer, set over and convey to the Assignee all of the estate, right, title, interest, benefits, powers and privileges of the Certificate Holders under the Hanover Guarantee, which transfer shall be in accordance with all of the terms and provisions of this Assignment (provided, however, that the Certificate Holders shall not be liable for any of the obligations of the Assignor under this Agreement).


                                       GENERAL ELECTRIC CAPITAL CORPORATION, as a Certificate Holder


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:

                        LESSEE'S AND GUARANTOR'S CONSENT

                  As of this 31st day of August, 2001, HANOVER COMPRESSOR COMPANY, a Delaware corporation, HANOVER COMPRESSION LIMITED PARTNERSHIP, a Delaware limited partnership ("Lessee"), and certain of their Subsidiaries listed on the signature pages hereto (collectively the "Guarantors", individually a "Guarantor"), hereby consent and agree to all of the terms of the Assignment of Lease, Rents and Guarantee dated as of the date hereof (the "Assignment") made by HANOVER EQUIPMENT TRUST 2001B, a Delaware business trust ("Assignor"), and joined in by the Certificate Holders, in favor of Wilmington Trust FSB, as Collateral Agent under the Indenture and the Participation Agreement, and further agree as follows:


                  1. Definitions. Each capitalized term used herein and not otherwise defined herein shall have the respective meanings ascribed thereto in the Assignment, as such Assignment may be amended, supplemented or otherwise modified from time to time.

                  2. Acknowledgments, Confirmations and Agreements. (a) The Lessee acknowledges, confirms and agrees that: (i) the Lessee has the right, power and authority to enter into this consent (this "Consent"); (ii) the Lease is in full force and effect and enforceable in accordance with its terms; (iii) neither the Lessee nor, to the Lessee's knowledge, the Assignor is in default in the observance or performance of any condition or agreement to be observed or performed by the Lessee or the Assignor, respectively, thereunder; (iv) no Lease Rents have been paid by the Lessee except as provided in the Lease; (v) no Rent has been waived, released, reduced, discounted or otherwise discharged or compromised by the Assignor; and (vi) the Lessee has not received notice of any other assignment of the Lessor's interest in the Lease.

                  (b) The Guarantors acknowledge, confirm and agree that: (i) the Guarantors have the right, power and authority to enter into this Consent; and (ii) the Hanover Guarantee is in full force and effect and enforceable in accordance with its terms.

                  3. Consent. (a) The Lessee, as lessee under the Lease, consents to the Assignment and each of the terms thereof, and agrees to pay and deliver to the Assignee (or its designee) all Lease Rents and other sums payable under the Lease without any offset, deduction, defense, abatement, deferment, diminution or counterclaim, and the Lessee will not assert any offset, deduction, defense (other than the defense of payment to the Assignee (or its designee)), abatement, deferment, diminution or counterclaim in any proceeding brought under the Assignment or with respect to the transactions contemplated therein or herein. The Lessee will not, for any reason whatsoever, seek to recover from the Assignee (or its designee) any moneys paid to the Assignee (or its designee) by virtue of the Assignment. Lessee agrees (i) to deliver to the Assignee (or its designee) and the Assignor, at their addresses provided in the Participation Agreement or at such other addresses as the Assignee or the Assignor, as the case may be, may designate, duplicate original or copies of all notices, undertakings, demands, statements, documents and other communications which the Lessee is required or permitted to deliver pursuant to the Lease or the Assignment; (ii) that, subject to the Excepted Rights, any notice delivered or declaration made to the Lessee by the Assignee (or its designee) pursuant to the Lease shall be effective as a notice given or declaration made to the Lessee by the Assignor as lessor under the Lease; (iii) that the Assignee (and its designee) shall not by reason of the Assignment be subject to any liability or obligation under the Lease; and (iv) that, subject to the Excepted Rights, any waiver, consent or approval by the Assignor under the Lease shall not be valid unless approved in writing by the Assignee (or its designee).

                  (b) The Guarantors consent to the Assignment and each of the terms thereof, and agrees to pay and deliver to the Assignee (or its designee) the Guaranteed Obligations, subject to the Excepted Rights, and other sums payable under the Hanover Guarantee without any offset, deduction, defense, abatement, deferment, diminution or counterclaim, and the Guarantors will not assert any offset, deduction, defense (other than the defense of payment to the Assignee (or its designee)), abatement, deferment, diminution or counterclaim in any proceeding brought under the Assignment or with respect to the transactions contemplated therein or herein. The Guarantors will not, for any reason whatsoever, seek to recover from the Assignee (or its designee) any moneys paid to the Assignee (or its designee) by virtue of the Assignment.

                  (c) Subject to the Excepted Rights, the Lessee shall cause the Lease Rents and other sums payable to the Assignor under the Lease to be delivered to the Assignee (or its designee), as Collateral Agent under the Indenture, as an absolute net sum, in such manner that the Assignee (or its designee) shall have "collected funds" on the date and at the time payments are due under the Lease.

                  (d) The Guarantors shall cause the Guaranteed Obligations, subject to the Excepted Rights, and other sums payable to the Assignor under the Hanover Guarantee to be delivered to the Assignee (or its designee), as Collateral Agent under the Indenture, at its address set forth in Section 14.3 of the Participation Agreement.

                  (e) The Lessee hereby agrees to remain obligated under the Lease and this Consent in accordance with their respective terms, and to take no action to terminate (except in accordance with the express terms of the Lease), annul, rescind or avoid the Lease or this Consent or to abate, reduce, offset, suspend or defer or make any counterclaim or raise any defense (other than the defense of payment to the Assignee (or its designee)) with respect to the Lease Rents payable thereunder or to cease paying such Lease Rents to the Assignee (or its designee) as provided herein.

                  (f) The Guarantors hereby agree to remain obligated under the Hanover Guarantee and this Consent in accordance with their respective terms, and to take no action to terminate (except in accordance with the express terms of the Hanover Guarantee), annul, rescind or avoid the Hanover Guarantee or this Consent or to abate, reduce, offset, suspend or defer or make any counterclaim or raise any defense (other than the defense of payment to the Assignee (or its designee)) with respect to the Guaranteed Obligations payable thereunder.

                  (g) The Lessee and the Guarantors hereby agree that upon the occurrence of a Default or an Event of Default, the Assignee (or its designee) shall have the right to deliver a notice of such default and make demand for payment under the Hanover Guarantee, which shall be effective for all purposes as if sent by the Assignor.

                  (h) The Lessee shall notify the Assignee (or its designee) at its address specified in the Participation Agreement, or such other address as the Assignee may designate, of any Lease Event of Default and agrees that no such default shall entitle the Lessee to terminate, annul, rescind or avoid the Lease or reduce or abate the Lease Rents or other sums payable thereunder.

                  4. Amendment or Termination; Assignee's Designation. (a) The Lessee agrees that it will not, unilaterally or by agreement, subordinate, amend, supplement, modify, extend (except in accordance with the express terms of the Lease), discharge, waive or terminate (except in accordance with the express terms of the Lease) the Lease or this Consent or any provision of any thereof without the Assignee' s prior written consent, which consent may be withheld in the Assignee's sole discretion, and that any attempted subordination, amendment, supplement, modification, extension, discharge, waiver or termination without such consent shall be null and void. In the event that the Lease shall be amended or supplemented as herein permitted, the Lease, as so amended or supplemented, shall continue to be subject to the provisions of the Assignment and this Consent without the necessity of any further act by any of the parties hereto. Nothing in this Section 4 shall be construed as limiting or otherwise affecting in any way the Assignor's Excepted Rights or Shared Rights.

                  (b) The Guarantors agree that they will not, unilaterally or by agreement, subordinate, amend, supplement, modify, extend (except in accordance with the express terms of the Hanover Guarantee), discharge, waive or terminate (except in accordance with the express terms of the Hanover Guarantee) the Hanover Guarantee or this Consent or any provision of any thereof without the Assignee's prior written consent, which consent may be withheld in the Assignee's sole discretion, and that any attempted subordination, amendment, supplement, modification, extension, discharge, waiver or termination without such consent shall be null and void. In the event that the Hanover Guarantee shall be amended or supplemented as herein permitted, the Hanover Guarantee, as so amended or supplemented, shall continue to be subject to the provisions of the Assignment and this Consent without the necessity of any further act by any of the parties hereto. Nothing in this Section 4 shall be construed as limiting or otherwise affecting in any way the Assignor's Excepted Rights or Shared Rights.

                  5. Continuing Obligations of the Assignor and the Lessee. Neither the execution and delivery of the Assignment, nor any action or inaction on the part of the Assignee shall impair or diminish any obligations of the Assignor or the Lessee under the Lease or the Guarantors under the Hanover Guarantee, and shall not impose on the Assignee (or its designee) any such obligations, nor shall it impose on the Assignee (or its designee) a duty to produce Rents or cause the Assignee to be a mortgagee in possession for any purpose.

                  6. Severability. If any provision or provisions, or if any portion of any provision or provisions, in this Consent is found by a court of law of competent jurisdiction to be in violation of any local, state or Federal ordinance, statute, law, administrative or judicial

                                                                               4
decision, or public policy, and if such court should declare such portion, provision or provisions to be illegal, invalid, unlawful, void or unenforceable as written, then it is the intent of the Lessee that such portion, provision or provisions shall be given force to the fullest possible extent that they are legal, valid and enforceable, that the remainder of this Consent shall be construed as if such illegal, invalid, unlawful, void or unenforceable portion, provision or provisions were not contained herein, and that the obligations of the Lessee under the remainder of this Consent shall continue in full force and effect.

                  7. Governing Law. THIS CONSENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, EXCEPT AS TO MATTERS RELATING TO THE CREATION OF LIENS AND THE EXERCISE OF REMEDIES WITH RESPECT THERETO, WHICH SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE IN WHICH THE EQUIPMENT IS LOCATED.

                  IN WITNESS WHEREOF, the Lessee and the Guarantors have caused this Consent to be duly executed as of the date first written above.


                                       HANOVER COMPRESSION LIMITED PARTNERSHIP, as Lessee

                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                       HANOVER COMPRESSOR COMPANY, as a
                                       Guarantor

                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                       HANOVER APPLIED PROCESS SOLUTIONS, INC., as a Guarantor

                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                       EUREKA ENERGY LIMITED PARTNERSHIP, as a
                                       Guarantor

                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                       HANOVER ACQUISITION LIMITED PARTNERSHIP, as a Guarantor

                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                       HANOVER COMPRESSOR LIMITED HOLDINGS LLC, as a Guarantor

                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                       HANOVER LAND LIMITED PARTNERSHIP, as a
                                       Guarantor

                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                       HANOVER MAINTECH LIMITED PARTNERSHIP, as a Guarantor

                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                       HANOVER/SMITH LIMITED PARTNERSHIP, as a
                                       Guarantor

                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                       HANOVER OEC COMPRESSION CORPORATION, as a
                                       Guarantor

                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                       PRODUCTION OPERATORS CORPORATION, as a
                                       Guarantor

                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                       PRODUCTION OPERATORS, INC., as a
                                       Guarantor

                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:



For purposes of Section 5 hereof:

HANOVER EQUIPMENT TRUST 2001B


By:  Wilmington Trust Company, not in
its individual capacity but solely
as Trustee

By:
   --------------------------------------
   Name:
   Title: